UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           November 14, 2008

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3164	Alabama Power Company (An Alabama Corporation) 600 North 18th Street Birmingham, Alabama 35291 (205) 257-1000	63-0004250

The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 14, 2008, Alabama Power Company (the “Company”) entered into an Underwriting Agreement covering the issue and sale by the Company of $250,000,000 aggregate principal amount of its Series 2008B 5.80% Senior Notes due November 15, 2013 (the “Senior Notes”). The Senior Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration No. 333-148513) of the Company.

Item 9.01.	Financial Statements and Exhibits.
(c) Exhibits.

1

Underwriting Agreement, dated November 14, 2008, relating to the Senior Notes among the Company and BNY Mellon Capital Markets, LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the several Underwriters named in Schedule I to the Underwriting Agreement.

4.2	Forty-Second Supplemental Indenture to Senior Note Indenture dated as of November 21, 2008, providing for the issuance of the Senior Notes.

4.7	Form of Senior Note (included in Exhibit 4.2 above).

5.1	Opinion of Balch & Bingham LLP relating to the Senior Notes.

12.1	Computation of ratio of earnings to fixed charges.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2008	ALABAMA POWER COMPANY
By /s/Wayne Boston Wayne Boston Assistant Secretary